Exhibit 10(a)

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 16 to Registration Statement No. 333-00999 of Glenbrook Life Multi-Manager Variable Account (the "Account") of Glenbrook Life and Annuity Company (the "Company") on Form N-4 of our report dated February 20, 2002 relating to the financial statements and the related financial statement schedule of the Company appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2001, to its use in the Statement of Additional Information (which is incorporated by reference in the Prospectuses of the Account), which is part of such Registration Statement, to the use of our report dated March 8, 2002 relating to the financial statements of the Account also appearing in such Statement of Additional Information and to the reference to us under the heading "Experts" in such Prospectuses and Statement of Additional Information.





/s/ Deloitte & Touche LLP
Chicago, Illinois
April 29, 2002

Exhibit 10(b)

[JordenBurt]
[1025 Thomas Jefferson Street, N.W.]
[Suite 400 EAST]
[Washington, D.C. 20007-0805]
[(202) 965-8100]
[TELECOPIER: (202) 965-8104]
[HTTP://WWW.JORDENBURT.COM]


Christopher S. Petito                                              202-965-8152



                                                   April 26, 2002




Glenbrook Life and Anuity
Multi-Manager Variable Account
P.O. Box 94092
Palatine, Illinois 60094-4039

         Re:      Registration Statement on Form N-4
                  Post-Effective Amendment No. 16
                  (File Nos. 333-00999, and 811-7541)

Ladies and Gentlemen:

         We hereby consent to the reference to our name under the caption "Legal Matters" in the referenced Post-Effective Amendment No. 16 to the Registration Statement on Form N-4 of Multi-Manager Variable Account of Glenbrook Life and Annuity Company. In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                            Very truly yours,

                                            Jorden Burt LLP




                                           By:___/s/__________________________
                                             Christopher S. Petito